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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]



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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                                ---------------


                        FLORIDA PANTHERS HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                  65-0676005
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


                         TABLE OF ADDITIONAL REGISTRANTS
                         -------------------------------


2301 Mgt., Ltd.                                                       Florida
2301 SE 17th St, Inc.                                                 Florida
2301 SE 17th St., Ltd.                                                Florida
Arena Development Company, Inc.                                       Florida
Arena Development Company, Ltd.                                       Florida
Arena Operating Company, Inc.                                         Florida
Arena Operating Company, Ltd.                                         Florida
Biltmore Hotel Partners, L.L.L.P.                                     Arizona
Boca By Design, Inc.                                                  Florida
Boca Raton Caterers, Inc.                                             Florida
Boca Raton Resort and Club, Inc.                                      Florida
Coyote Holdings, Inc.                                                 Delaware
Decoma Investment, Inc. I                                             Texas
Decoma Investment, Inc. II                                            Texas
Desert Jewel Destinations LLC                                         Arizona
Florida Golf Management, Inc.                                         Florida
Florida Hospitality Services, Inc.                                    Florida
Florida Panthers Hockey Club, Inc.                                    Florida
Florida Panthers Hockey Club, Ltd.                                    Florida
Florida Panthers Hotel Corporation                                    Delaware
Florida Panthers Ice Ventures, Inc.                                   Florida
Florida Panthers Naples, Inc.                                         Florida
FPH Management, Inc.                                                  Florida

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FPH/RHI Merger Corp., Inc.                                          Florida
LeHill Partners L.P.                                                Delaware
Mizner Center, Inc.                                                 Florida
Panthers AHL Hockey Corp.                                           Florida
Panthers Boca General Partner, Inc.                                 Florida
Panthers Boca Limited Partner, Inc.                                 Florida
Panthers BRGP Corporation                                           Florida
Panthers BRHC Limited                                               Florida
Panthers BRHC Management Corporation                                Florida
Panthers BRLP Corporation                                           Florida
Panthers Edgewater Resort, Inc.                                     Delaware
Panthers Grey Oaks, Inc.                                            Florida
Panthers Plantation Golf, Inc.                                      Florida
Panthers RPN Limited                                                Florida
Pelican Hill Associates, L.P.                                       Delaware
PER, L.L.C.                                                         Delaware
Rahn Bahia, Inc.                                                    Florida
Rahn Bahia Mar, G.P., Ltd.                                          Florida
Rahn Bahia Mar, Inc.                                                Florida
Rahn Bahia Mar, Ltd.                                                Florida
Rahn Bahia Mar Mgmt., Inc.                                          Florida
Rahn Pier, Inc.                                                     Florida
Rahn Pier Mgt., Inc.                                                Florida
ResortHill, Inc.                                                    Illinois
Wright-Bilt Corp.                                                   Delaware


450 East Las Olas Boulevard
Fort Lauderdale, FL                                         33301
(Address of principal executive offices)                    (Zip code)




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                   9 7/8% Senior Subordinated Notes due 2009
                       (Title of the indenture securities)



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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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        Name                                        Address
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
        Superintendent of Banks of the State of     2 Rector Street, New York,
        New York                                    N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y. 10045

        Federal Deposit Insurance Corporation       Washington, D.C. 20429

        New York Clearing House Association         New York, New York 10005

        (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





















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                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the ____ day of May, 1999.

                                          THE BANK OF NEW YORK



                                          By:   /s/ MARIE E. TRIMBOLI
                                             ----------------------------------
                                          Name:  MARIE E. TRIMBOLI
                                          Title:    ASSISTANT TREASURER






















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